Exhibit 10.5

COOPERATION AGREEMENT

Almaty	February 19, 2008

TOO ELDORADO INVEST COMPANY, further referred to as Party 1, represented by the Director Salduzi E. acting on the basis of the Charter, on one side, and TOO SM MARKET RETAIL, further referred to as Party 2, represented by the Director Yazdigani F., on the other side, further collectively referred to as Parties and individually as Party, signed this Agreement and agreed on the following:

1.	The Parties agreed to cooperate to develop SM Market retail chain within the framework of terms set out in this Agreement.
2.	The main goals (stages) of the cooperative work are:
-	Expansion of the retail chain through the purchase of retail network GROS;
-	Attraction of investments for expansion of the SM Market retail chain by participating in the international exchange stock market.
3.	To assist each other to carry out the set goals:
A)	Party 1 obliges to:
-	implement the organization of the transaction related to the purchase of the retail network GROS by Party 2;
-
in arriving at the purchase of the retail chain GROS: pay to GROS on behalf of Party 2 in the amount generated between the contractual cost of the assets and the amount paid by Part 2; whereas Party 2 shall not be liable to return such amount to Party 1 due to the agreement between the Parties that the said amount shall be classified as capital expenditures of Party 2;

-	recommend and present SM Market company to the investment banks;
-	recommend and present SM Market company to the qualified lawyers in the US and Kazakhstan;
-	assist and accommodate in preparation of business plan and financial development model for SM Market retail chain;
-	assist in identification of strategic partners and candidates for merger.
B)	Part 2 obliges to:
-	follow all recommendations of Party 1 and carry out all necessary actions to implement all set goals;
-
transfer to Party 1 interest in the new business structure planned to be formed in the future for the purposed of this Agreement. Amount of the share, business legal structure, and other questions related to the formation and functioning of the new business structure shall be discussed by the Parties in further agreements.

4.	Each Party guarantees to the other Party that:
-	it has all rights and capabilities upon this Agreement is signed;
-	this agreement is and will be authorized, signed, given a proper manner and presents (or will represent on the day it is signed) itself as true and binding liabilities of each side;
-
by signing this Agreement and following its provisions, it will not lead to violation of Parties, constituent documents or any provisions of Agreements or documents, side it presents or it is bind to, or any applicable law, statute, rules, standard act, court ruling, order or decree.

5.
This Agreement, its terms, conduct and considerations of Parties, related to execution of this Agreement, and information related to Parties, which it discloses to the other Party, is regarded as confidential and will not be disclosed to any other party.

6.	This Agreement is regulated and interpreted in compliance with the legal system of the Republic of Kazakhstan.
7.
All disputes arising in relation to this Agreement that are not resolved by means of negotiation shall be resolved in the Arbitration Court of the Republic of Kazakhstan in compliance with the legal system.

8.
This Agreement cannot be assigned in whole or in part without a prior written consent of the other Party, which can be denied for any reason or lack of reasons, however, Party can assign this Agreement to its affiliate based on agreement with other Parties.

9.	This Agreement is executed in two copies.
10.	Signatures of the Parties:

Party 1:

TOO “ELDORADO INVEST COMPANY”
050014, Almaty, Turksibskii district,
Pavlodarskaya Street, 82
IID 136467475, AB JSC “Kazkomrtsbank”
Code 724, MFO 190501724
TIN 600800524836

Director [Signature and seal] E. Salduzi

Party 2:

TOO “SM market retail”
050010, Almaty, Medeuskii district, Dostyk prospect 38,
r/s 121467189, AB JSC “Kazkomertsbank”
MFO 190501724 Code 724 TIN 600900584869

Director [Signature and seal] F. Yazdigani